UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bank Global Fund Services
811 East Wisconsin Avenue, 8th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  December 31, 2019

Item 1. Reports to Stockholders.

Spyglass Growth Fund

Annual Report
December 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on the Fund’s website, www.spyglassfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-878-5680, sending an e-mail request to info@spyglassfunds.com, or by enrolling at www.spyglassfunds.com.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly with the Fund you can call 1-888-878-5680 or send an e-mail request to info@spyglassfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Spyglass Growth Fund

Table of Contents

Letter to Shareholders	3

Investment Highlights	5

Sector Allocation of Portfolio Assets	6

Schedule of Investments	7

Statement of Assets and Liabilities	10

Statement of Operations	11

Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	14

Report of Independent Registered Public Accounting Firm	23

Expense Example	24

Notice to Shareholders	26

Trustees and Officers	27

Approval of the Spyglass Growth Fund Investment Advisory Agreement	30

Notice of Privacy Policy and Practices	34

Spyglass Growth Fund
Letter to Shareholders
Dear Shareholders,

For the fiscal year ended December 31, 2019, the Spyglass Growth Fund – Institutional Shares (the “Fund”) generated a return of 36.03%.  This performance compared favorably to 35.47% for its benchmark, the Russell MidCap Growth Index Total Return (which includes the impact of dividends), and compared to 31.49% for the S&P 500 Total Return Index (which includes the impact of dividends), as a comparison for the broader equity market performance.  We believe that our fundamentally driven stock selection based on our independent valuation process provided results that exceeded the benchmarks for 2019.

The Fund’s top five performers during 2019 were Chipotle Mexican Grill, Advanced Micro Devices, Dexcom, DocuSign, and Equinix.  Each of these holdings remained in the portfolio at the end of 2019.  Chipotle, a leader in fast casual dining, was the top performing stock in the Fund as investors reacted positively to continued improvement in its business fundamentals after the company successfully resolved an apparent food safety issue in its restaurants.  As customers returned, revenues increased which led to improved profitability.  Advanced Micro Devices, a leading semiconductor maker, posted consistently strong results throughout 2019, and investors rewarded the company.  Dexcom, a leader in diabetes care with its continuous glucose monitoring system, ended the year with results that significantly exceeded Wall Street expectations as demand for its products spiked.  DocuSign, a leader in digital signature and document management, grew its revenues at a rapid pace and made important progress toward its long-term profitability goals.  Equinix, a leading data-center operator, had a strong year of stock performance.  Equinix benefits from increased usage of the internet and as the demand for bandwidth from its customers continues to grow, its fundamentals benefit.

In 2019, the Fund’s five biggest detractors were Zuora, Affiliated Managers Group, Alliance Data Systems, Vail Resorts, and Arista Networks.  Each holding, with the exception of Alliance Data Systems, was still in the portfolio at the end of 2019.  Zuora, a leader in enterprise subscription billing and management software, faced some operational headwinds following an acquisition, but recent announcements by the company have given us increased confidence in future results.  Affiliated Managers Group, a global asset management company, struggled in 2019 as their investment management affiliates came under competitive pressure from lower cost ETF and passive strategies.  Alliance Data Systems, a private label credit card company, failed to achieve our expectations for business performance, and the Fund sold all of its shares after consecutive periods of disappointing results.  Vail Resorts, a premier mountain resort company, was a new holding in the third quarter of 2019 and while it was one of the biggest detractors for the Fund in 2019, its shares were essentially unchanged between the price the Fund paid and where shares ended the year.  Arista Networks, a leading next generation information technology networking company, struggled in 2019 as two of its three largest customers modified the timing and size of their orders for Arista products.  After significant due diligence, the Fund believes that the longer-term prospects for Arista remain bright.

Spyglass Growth Fund

The Fund invests in dynamic companies, operating in rapidly growing industries that are being led by results-oriented, entrepreneurial management teams.  The Fund’s strategy remains consistent as it attempts to identify companies that are benefiting from secular growth and are well positioned to compete in the industries in which they operate.

We believe that the global economy, and especially the U.S. economy, is entering a dynamic period of growth and persistent change.  When we look out into the future, we see the transportation market being transformed to an all-electric and fully autonomous future.  We see vast productivity gains as people and goods can move more quickly and safely which will be a catalyst for increased economic activity.  We can imagine artificial intelligence wringing enormous inefficiencies out of corporate cost-structures by eliminating redundancies and helping companies and people anticipate needs before they arise.  We see genomics, and the applied science around this revolution, ushering in an era of remarkable diagnostics and targeted therapeutics which will not only improve the lives of countless thousands living with chronic conditions but also bring an end to many diseases.  The Fund invests in companies that we believe are likely to benefit from these changes.

At Spyglass, we are optimistic about the future.  We try to anticipate the effect of dynamic change in the industries in which we invest.  We believe that change creates opportunity, and our research process is dedicated to understanding the consequences.  We will be vigilant about the prices we pay, and we will keep investing your capital, alongside ours.

Thank you for investing with us.

Sincerely,

Spyglass Capital Management LLC

The opinions expressed are subject to change, are not guaranteed and should not be considered investment advice.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is non-diversified, meaning it may focus its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  Medium-and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price/book ratios and higher forecasted growth values. The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. The index measures the performance of the large-cap segment of the market. Considered to be a proxy of the U.S. equity market, the index is composed of 500 constituent companies. An investment cannot be made directly in an index.

Must be preceded or accompanied by a prospectus.

The Spyglass Growth Fund is distributed by Quasar Distributors, LLC.

Spyglass Growth Fund
Investment Highlights (Unaudited)

Comparison of the Change in Value of a Hypothetical $100,000 Investment
in the Spyglass Growth Fund – Institutional Shares and
Russell Midcap® Growth Index

Annualized Total Return for Periods Ended	One	Three	Since Inception
December 31, 2019:	Year	Year	(10/1/2015)
Spyglass Growth Fund – Institutional Shares(1)(2)	36.03%	30.08%	17.05%
Russell Midcap® Growth Index	35.47%	17.36%	14.92%

Expense ratios*: Gross 1.78%, Net 1.00% (Institutional Shares)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-878-5680.

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund. Returns reflect the reinvestment of dividends and capital gain distributions. The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through January 1, 2021. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

*  The expense ratios presented are from the most recent prospectus.

(1)	Fund commenced operations on January 2, 2018.
(2)
The performance data quoted for periods prior to January 2, 2018 is that of the Spyglass Partners Fund Limited Partnership (the “Partnership”). The Partnership commenced operations on October 1, 2015. The Partnership was not a registered mutual fund and was not subject to the same investments and tax restrictions as the Fund. If it had been, the Partnership’s performance might have been lower.

Spyglass Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at December 31, 2019 (Unaudited)

Percentages represent market value as a percentage of net assets.

Note: For Presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Spyglass Growth Fund

SCHEDULE OF INVESTMENTS
at December 31, 2019

	Number of
COMMON STOCKS – 98.7%	Shares	Value

COMMUNICATION SERVICES – 5.8%

Entertainment – 1.7%
IMAX Corp. (a)(b)	207,818	$4,245,722

Interactive Media & Services – 4.1%
Twitter, Inc. (a)	323,143	10,356,733
TOTAL COMMUNICATION SERVICES		14,602,455

CONSUMER DISCRETIONARY – 12.7%

Hotels, Restaurants & Leisure – 7.5%
Chipotle Mexican Grill, Inc. (a)	13,253	11,094,219
Vail Resorts, Inc.	33,540	8,043,898
		19,138,117
Specialty Retail – 5.2%
Ulta Beauty, Inc. (a)	51,706	13,088,857
TOTAL CONSUMER DISCRETIONARY		32,226,974

FINANCIALS – 3.9%

Capital Markets – 3.9%
Affiliated Managers Group, Inc.	115,277	9,768,573
TOTAL FINANCIALS		9,768,573

HEALTH CARE – 16.9%

Biotechnology – 9.0%
Ascendis Pharma A/S – ADR (a)(b)	80,534	11,203,890
Exact Sciences Corp. (a)	123,986	11,466,225
		22,670,115
Health Care Equipment & Supplies – 3.0%
DexCom, Inc. (a)	35,245	7,709,491

Pharmaceuticals – 4.9%

Pacira BioSciences, Inc. (a)	274,508	12,435,213
TOTAL HEALTH CARE		42,814,819

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2019

	Number of
COMMON STOCKS – 98.7% (Continued)	Shares	Value

INDUSTRIALS – 4.3%
Construction & Engineering – 4.3%
Quanta Services, Inc.	265,696	$10,816,484
TOTAL INDUSTRIALS		10,816,484

INFORMATION TECHNOLOGY – 48.5%

Communications Equipment – 4.8%
Arista Networks, Inc. (a)	59,547	12,111,860

IT Services – 5.1%
GoDaddy, Inc. (a)	190,461	12,936,111

Semiconductors & Semiconductor Equipment – 3.5%
Advanced Micro Devices, Inc. (a)	193,787	8,887,072

Software – 35.1%
DocuSign, Inc. (a)	135,555	10,045,981
Envestnet, Inc. (a)	76,474	5,324,885
Everbridge, Inc. (a)	108,450	8,467,776
Nutanix, Inc. (a)	385,981	12,065,766
Palo Alto Networks, Inc. (a)	58,394	13,503,612
Proofpoint, Inc. (a)	115,148	13,216,687
Splunk, Inc. (a)	74,948	11,224,962
SVMK, Inc. (a)	539,916	9,648,299
Zuora, Inc. (a)	366,947	5,258,351
		88,756,319
TOTAL INFORMATION TECHNOLOGY		122,691,362

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at December 31, 2019

	Number of
COMMON STOCKS – 98.7% (Continued)	Shares	Value

REAL ESTATE – 6.6%

Equity Real Estate Investment Trusts (REITs) – 2.8%
Equinix, Inc.	12,178	$7,108,299

Real Estate Management & Development – 3.8%
Redfin Corp. (a)	453,846	9,594,304
TOTAL REAL ESTATE		16,702,603

TOTAL COMMON STOCKS
(Cost $222,791,090)		249,623,270
TOTAL INVESTMENTS
(Cost $222,791,090) – 98.7%		249,623,270
Other Assets in Excess of Liabilities – 1.3%		3,394,250
TOTAL NET ASSETS – 100.0%		$253,017,520

Percentages are stated as a percent of net assets.
ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer or corporation.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2019

Assets:
Investments, at value (cost of $222,791,090)	$249,623,270
Cash	3,109,281
Receivables:
Securities sold	6,304,300
Fund shares sold	923,994
Dividends and interest	62,646
Prepaid expenses	24,793
Total assets	260,048,284

Liabilities:
Payables:
Securities purchased	6,798,010
Investment advisory fees	167,940
Administration and fund accounting fees	31,118
Reports to shareholders	2,881
Compliance expense	29
Custody fees	4,220
Trustee fees	301
Transfer agent fees and expenses	9,227
Other accrued expenses	17,038
Total liabilities	7,030,764

Net assets	$253,017,520

Net assets consist of:
Paid in capital	$224,225,615
Total accumulated earnings	28,791,905
Net assets	$253,017,520

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	253,017,520
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	17,957,213
Net asset value, offering price and redemption price per share	$14.09

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2019

Investment income:
Dividends	$361,838
Total investment income	361,838

Expenses:
Investment advisory fees (Note 4)	1,506,377
Administration and fund accounting fees (Note 4)	124,377
Transfer agent fees and expenses (Note 4)	52,270
Legal fees	29,999
Federal and state registration fees	29,873
Custody fees	23,482
Audit fees	15,000
Compliance expense	13,139
Trustees’ fees and expenses	11,716
Reports to shareholders	7,026
Other	10,384
Total expenses before reimbursement from advisor	1,823,643
Expense reimbursement from advisor (Note 4)	(317,266)
Net expenses	1,506,377
Net investment loss	(1,144,539)

Realized and unrealized gain:
Net realized gain on investments	6,806,066
Net change in unrealized appreciation on investments	26,069,543
Net realized and unrealized gain	32,875,609
Net increase in net assets resulting from operations	$31,731,070

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Period Ended
	December 31, 2019	December 31, 2018*
Operations:
Net investment loss	$(1,144,539)	$(212,085)
Net realized gain on investments	6,806,066	2,052,113
Net change in unrealized gain (loss) on investments	26,069,543	(1,298,120)
Net increase in net assets
resulting from operations	31,731,070	541,908

Distributions:
Distributable earnings	(3,840,117)	(1,701,713)
Total from distributable earnings	(3,840,117)	(1,701,713)

Capital Share Transactions:
Proceeds from transfer-in-kind	—	16,225,831
Proceeds from shares sold	192,635,756	28,181,425
Proceeds from shares issued to
holders in reinvestment of dividends	2,369,158	1,389,575
Cost of shares redeemed	(11,407,986)	(3,107,387)
Net increase in net assets from
capital share transactions	183,596,928	42,689,444
Total increase in net assets	211,487,881	41,529,639

Net Assets:
Beginning of period	41,529,639	—
End of period	$253,017,520	$41,529,639

Changes in Shares Outstanding:
Shares issued in connection with transfer-in-kind	—	1,622,583
Shares sold	14,718,603	2,460,689
Shares issued to holders
in reinvestment of dividends	169,347	130,722
Shares redeemed	(877,437)	(267,294)
Net increase in shares outstanding	14,010,513	3,946,700

*	The Spyglass Growth Fund commenced operations on January 2, 2018.

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Institutional Shares
		January 2, 2018*
	Year Ended	through
	December 31, 2019	December 31, 2018
Net Asset Value – Beginning of Period	$10.52	$10.00

Income from Investment Operations:
Net investment loss[1]	(0.10)	(0.10)
Net realized and unrealized gain on investments	3.89	1.14
Total from investment operations	3.79	1.04

Less Distributions:
Dividends from net realized gains	(0.22)	(0.52)
Total distributions	(0.22)	(0.52)

Net Asset Value – End of Period	$14.09	$10.52

Total Return	36.03%	10.36%	^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$253,018	$41,530
Ratio of operating expenses to average net assets:
Before reimbursements	1.21%	1.78	%+
After reimbursements	1.00%	1.00	%+
Ratio of net investment loss to average net assets:
Before reimbursements	(0.97)%	(1.61	)%+
After reimbursements	(0.76)%	(0.83	)%+
Portfolio turnover rate	39%	66%	^

*	Commencement of operations for Institutional Shares was January 2, 2018.
+	Annualized
^	Not Annualized
[1]	The net investment loss per share was calculated using the average shares outstanding method.

The accompanying notes are an integral part of these financial statements.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS
at December 31, 2019

NOTE 1 – ORGANIZATION

The Spyglass Growth Fund (the “Fund”) is a series of Manager Directed Portfolios (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized as a Delaware statutory trust on April 4, 2006. The Fund is an open-end investment management company and is a non-diversified series of the Trust. The Fund acquired the assets of Spyglass Partners Fund, LP, a Delaware investment limited partnership (the “Predecessor Private Fund”), in a tax-free conversion completed at the close of business on December 29, 2017. The Fund did not have any operations prior to December 29, 2017 other than those relating to organizational matters and registration of its shares under applicable securities law.  The Fund commenced operations on January 2, 2018, and currently only offers Institutional Shares.  The Predecessor Private Fund had an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. However, the Predecessor Private Fund was not registered as an investment company under the 1940 Act, and was not subject to certain investment limitations, diversification requirements, liquidity requirements and other restrictions imposed by the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Upon completion of the conversion, the net assets of the Fund were $16,225,831. The number of shares of the Fund issued in connection with the conversion was 1,622,583, and the amount of net unrealized gains on the portfolio securities transferred to the Fund was $2,060,757.  Spyglass Capital Management LLC (the “Advisor”) serves as the investment advisor to the Fund.  As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.  The investment objective of the Fund is to seek long term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken or expected to be taken in the Fund’s 2018 and

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

2019 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2019, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Fund’s distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

G.
Recent Accounting Pronouncements and Rule Issuances: In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Registered Investment Companies:  Investments in registered investment companies (e.g., mutual funds) are generally priced at the ending NAV provided by the applicable registered investment company’s service agent and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities:  Debt securities, including short-term debt instruments having a maturity of less than 60 days, are valued at the evaluated mean price supplied by an approved pricing service.  Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.  In the absence of prices from a pricing service, the securities will be priced in accordance with the procedures adopted by the Board.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of December 31, 2019, was comprised of officers of the Trust.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$14,602,455	$—	$—	$14,602,455
Consumer Discretionary	32,226,974	—	—	32,226,974
Financials	9,768,573	—	—	9,768,573
Health Care	42,814,819	—	—	42,814,819
Industrials	10,816,484	—	—	10,816,484
Information Technology	122,691,362	—	—	122,691,362
Real Estate	16,702,603	—	—	16,702,603
Total Common Stocks	249,623,270	—	—	249,623,270
Total Investments in Securities	$249,623,270	$—	$—	$249,623,270

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the fiscal year ended December 31, 2019, the Advisor provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 1.00% for the Spyglass Growth Fund based upon the average daily net assets of the Fund. For the fiscal year ended December 31, 2019, the Fund incurred $1,506,377 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its management fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses [excluding front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses in connection with a merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amounts of the average daily net assets for the Institutional Shares:

Spyglass Growth Fund
Institutional Shares	1.00%

For the fiscal year ended December 31, 2019, the Advisor reduced its fees and absorbed Fund expenses in the amount of $317,266 for the Fund. The waivers and reimbursements will remain in effect through January 1, 2021 unless terminated sooner by, or with the consent of, the Board.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

The Advisor may request recoupment of previously waived fees and paid expenses in any subsequent month in the three-year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund’s expenses to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Amount	Expiration
$197,172	12/31/2021
$317,266	12/31/2022

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, LLC (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  Fund Services also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian.  For the fiscal year ended December 31, 2019, the Fund incurred the following expenses for administration, fund accounting, transfer agency and custody fees:

Administration & fund accounting	$124,377
Custody	$23,482
Transfer agency(a)	$26,065

(a) Does not include out-of-pocket expenses.

At December 31, 2019, the Fund had payables due to Fund Services for administration, fund accounting and transfer agency fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$31,118
Custody	$4,220
Transfer agency(a)	$4,127

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is deemed to be an interested person of the Trust due to his former position with the Distributor.

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in such capacities.

NOTE 5 – SECURITIES TRANSACTIONS

For the fiscal year ended December 31, 2019, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Spyglass Growth Fund	$234,646,195	$57,569,473

There were no purchases or sales of long-term U.S. Government securities.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments(a)	$224,384,449
Gross unrealized appreciation	34,886,607
Gross unrealized depreciation	(9,647,786)
Net unrealized appreciation	25,238,821
Undistributed ordinary income	720,997
Undistributed long-term capital gain	2,832,087
Total distributable earnings	3,553,084
Other accumulated losses	—
Total accumulated earnings	$28,791,905

(a)	The difference between the book basis and tax basis net unrealized depreciation and cost is attributable primarily to wash sales.

As of December 31, 2019, the Fund had no long-term or short-term tax basis capital losses to offset future capital gains.

The tax character of distributions paid during the fiscal year ended December 31, 2019 and fiscal period ended December 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	December 31, 2019	December 31, 2018
Ordinary income	$253,725	$1,366,355
Long-Term Capital Gains	3,586,392	335,358
Total	$3,840,117	$1,701,713

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

NOTE 7 – PRINCIPAL RISKS

Below are summaries of some, but not all, of the principal risks of investing in the Fund, each of which could adversely affect the Fund’s NAV, market price, yield, and total return. Further information about investment risks is available in the Fund’s prospectus and Statement of Additional Information.

Equity Market Risk: Equity securities are susceptible to general stock market fluctuations due to economic, market, political and issuer-specific considerations and to potential volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

Small-Cap and Mid-Cap Company Risk: Small-Cap and Mid-Cap companies often have less predictable earnings, more limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or few key people.  The market movements of equity securities of these companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies, or the stock market in general.  Because of these movements, and because small-cap and mid-cap companies tend to be bought and sold less often and in smaller amounts, they are generally less liquid than the equity securities of larger companies.

Management Risk:  The ability of the Fund to meet its investment objective is directly related to the Advisor’s management of the Fund. The value of your investment in the Fund may vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely.

New Fund Risk:  There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.

Non-Diversified Fund Risk: Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer. As a result, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Sector Emphasis Risk: Although the Advisor selects stocks based on their individual merits, some economic sectors will represent a larger portion of the Fund’s overall investment portfolio than other sectors. Potential negative market or economic developments affecting one of the larger sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.

Information Technology Sector Risk: Technology companies face intense competition, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of

Spyglass Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
at December 31, 2019

technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates, and competition for the services of qualified personnel. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology companies may be subject to additional risks, including loss of patent, copyright, and trademark protections, as well as evolving industry standards.

REIT Risk: A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates.  The returns from REITs may trail returns from the overall market.  The Fund’s investments in REITs may be subject to special tax rules, or a particular REIT may fail to qualify for the favorable federal income tax treatment applicable to REITs, the effect of which may have adverse tax consequences for the Fund and shareholders.

Cash and Cash Equivalent Risk: At various times, the Fund may have cash balances that exceed federally insured limits. It is the opinion of management that the solvency of the financial institutions are not of a particular concern at this time.

NOTE 8 – GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 9 – LINE OF CREDIT

The Fund has an uncommitted line of credit in the amount of the lesser of (i) $6,000,000, or (ii) 10% of gross market value of the Fund, or (iii) 33.33% of the market value of the Fund’s net assets, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are unsecured. During the year ended December 31, 2019, the Fund did not utilize the line of credit. As of December 31, 2019, the Fund did not have any borrowings outstanding under the line of credit.

Spyglass Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Manager Directed Portfolios
and the Shareholders of Spyglass Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Spyglass Growth Fund, a series of shares of beneficial interest in Manager Directed Portfolios (the “Fund”), including the schedule of investments, as of December 31, 2019, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from January 2, 2018 (commencement of operations) through December 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period from January 2, 2018 through December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Manager Directed Portfolios since 2007.

Philadelphia, Pennsylvania
February 28, 2020

Spyglass Growth Fund

EXPENSE EXAMPLE
December 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2019 to December 31, 2019 for the Institutional Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Spyglass Growth Fund

EXPENSE EXAMPLE (Continued)
December 31, 2019 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/2019	12/31/2019	7/1/2019 – 12/31/2019(1)
Actual
Institutional Shares	$1,000.00	$1,084.90	$5.26
Hypothetical (5% return
before expenses)
Institutional Shares	$1,000.00	$1,020.16	$5.09

(1)	Expenses are equal to the Institutional Shares’ annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period).

Spyglass Growth Fund

NOTICE TO SHAREHOLDERS
at December 31, 2019 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-888-878-5680 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-888-878-5680.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is available on the SEC’s website at http://www.sec.gov.  Information included in the Fund’s Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020) is also available, upon request, by calling 1-888-878-5680.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-878-5680 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Other Tax Information (Unaudited)

For the fiscal year ended December 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Spyglass Growth Fund	2.75%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2019 was as follows:

Spyglass Growth Fund	1.79%

Spyglass Growth Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business and affairs of the Trust are managed under the oversight of the Board, subject to the laws of the State of Delaware and the Trust’s Agreement and Declaration of Trust. The Board is currently comprised of three trustees who are not interested persons of the Trust within the meaning of the 1940 Act (the “Independent Trustees”) and one interested person of the Trust (the “Interested Trustee”). The Trustees are responsible for deciding matters of overall policy and overseeing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Trust’s daily business operations.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years

INTERESTED TRUSTEE

James R.	Trustee and	Distribution Consultant; since	9	None
Schoenike(2)	Chairman since	2018, President and CEO,
(Born 1959)	July 2016	Board of Managers, Quasar
Distributors, LLC (2013 – 2018).

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	9	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC (2011 – 2016).

Scott Craven Jones	Trustee since	Managing Director, Carne Global	9	Trustee, Madison
(Born 1962)	July 2016 and	Financial Services (US) LLC		Funds; since 2019
	Lead Independent	(a provider of independent		(18 portfolios);
	Trustee since	governance and distribution		Director,
	May 2017	support for the asset management		Guestlogix Inc.
		industry), since 2013.		(a provider of
ancillary-focused
technology to the
travel industry)
(2015 – 2016);
Trustee, XAI
Octagon Floating
Rate & Alternative
Income Term
Trust, since 2017.

Spyglass Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name,	with the Trust		Complex	Held by Trustee
Year of Birth	and Length of	Principal Occupation(s)	Overseen by	During the Past
and Address(1)	Time Served(3)	During the Past Five Years	Trustee	Five Years

Lawrence T.	Trustee since	Senior Vice President and Chief	9	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
Venture Partner and General
Counsel, Motley Fool Ventures
LP, since 2018; Manager,
Motley Fool Wealth Management,
LLC, since 2013; Adjunct
Professor, Washington College
of Law, American University,
since 2006; General Counsel
Motley Fool Asset Management,
LLC (2008 – 2019).

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of the fact that he was recently President of Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”).
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed.

Spyglass Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

As of the date of this report, no Independent Trustee nor any of his immediate family members (i.e., spouse or dependent children) serves as an officer or director or is an employee of the Advisor, Sub-Advisor or Distributor, or any of their respective affiliates, nor is such person an officer, director or employee of any company controlled by or under common control with such entities.

Name	Position(s) Held with
(Year of Birth)	Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

OFFICERS

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	Fund Services, since 2001
since July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, Fund Services, since 2005
since July 1, 2016

Gerard Scarpati(2)	Chief Compliance	Compliance Director, Vigilant, since 2010
(Born 1955)	Officer and
Anti-Money Laundering
Compliance Officer,
since July 1, 2016

Alyssa M. Bernard(1)	Secretary, since	Assistant Vice President, Compliance and
(Born 1988)	August 20, 2019	Administration, Fund Services, since 2018; Attorney,
Mutual Fund Disclosure, Waddell & Reed Financial,
Inc., 2017 – 2018; Attorney, Corporate Governance,
American Century Companies, Inc., 2014 – 2017

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-888-878-5680.

Spyglass Growth Fund

APPROVAL OF THE SPYGLASS GROWTH FUND
INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Board” or “Trustees”) of Manager Directed Portfolios (the “Trust”) met on November 19, 2019 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Spyglass Growth Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Spyglass Capital Management LLC (“Spyglass”).  At this meeting, and at a prior meeting held on October 28, 2019, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing the Board’s fiduciary obligations and the factors the Board should consider in considering the renewal of the Advisory Agreement, detailed comparative information relating to the performance of the Fund, as well as the management fee and other expenses of the Fund, due diligence materials relating to Spyglass, including Spyglass’ Form ADV, and other pertinent information.  Based on their evaluation of the information provided as part of the November 12, 2019 and October 28, 2019 meetings, as well as information provided by Spyglass over the course of the year, the Trustees (including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Advisory Agreement for an additional one-year term.  Below is a summary of the material factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement.

1. NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Spyglass to the Fund and the amount of time devoted to the Fund’s affairs by Spyglass’ staff.  The Trustees considered Spyglass’ specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Jim Robillard, the Fund’s portfolio manager, and other key personnel at Spyglass involved in the day-to-day activities of the Fund.  The Trustees reviewed the information provided by Spyglass in a due diligence questionnaire, including Spyglass’ experience as a growth manager, the structure of Spyglass’ compliance program, Spyglass’ marketing activity and its continuing commitment to the Fund.  The Trustees noted that they had met with Spyglass in person earlier in the meeting to discuss Spyglass’ services to the Fund and various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, including the brokerage practices of Spyglass.  The Trustees discussed Spyglass’ handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Spyglass’ compliance program.  The Trustees also noted the considerable growth of the Fund in the past year, due in part to Spyglass’ marketing efforts.  The Trustees concluded that Spyglass had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under

Spyglass Growth Fund

APPROVAL OF THE SPYGLASS GROWTH FUND
INVESTMENT ADVISORY AGREEMENT (Continued)

the Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, were satisfactory.

2. INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed performance of the Fund for the year-to-date, one-year, and since inception periods ended June 30, 2019.  In assessing the quality of the portfolio management services delivered by Spyglass, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark, the Russell Mid Cap Growth Index, and in comparison to a peer group of open-end mid cap growth funds as constructed by Morningstar Direct (the “Morningstar Peer Group”).

The Trustees reviewed the Fund’s performance for the one-year and since inception periods ended June 30, 2019 in comparison to the Fund’s benchmark, the Russell Mid Cap Growth Index, noting that the Fund underperformed the Russell Mid Cap Growth Index for the one-year period and outperformed the Russell Mid Cap Growth Index for the since inception period ended June 30, 2019.  The Trustees discussed the factors that accounted for the underperformance of the Fund as compared to the index for the one-year period, including the concentrated nature of the Fund’s portfolio, as discussed with Spyglass.

After considering all of the information, the Trustees concluded the performance obtained by Spyglass for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Spyglass’ continued management.  The Trustees also noted Spyglass’ representation that the performance of the Fund was in line with the performance of the Spyglass’ other accounts managed in a similar strategy as the Fund.

3. COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services provided by Spyglass and Spyglass’ advisory fee, including a review of comparative expense information and other pertinent material with respect to the Spyglass Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and peer group data.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements previously provided by Spyglass.

The Trustees also considered the overall profitability of Spyglass and reviewed Spyglass’ financial information.  The Trustees also examined a profitability analysis prepared by Spyglass based on the fees payable under the Advisory Agreement, as well as the Fund’s brokerage commissions and use of soft dollars by Spyglass.  The Trustees considered information about payments made by Spyglass to financial intermediaries, noting that all

Spyglass Growth Fund

APPROVAL OF THE SPYGLASS GROWTH FUND
INVESTMENT ADVISORY AGREEMENT (Continued)

marketing and distribution fees other than Rule 12b-1 fees payable by Retail Shares were paid by Spyglass out of its reasonable profits.

The Trustees noted that the Fund’s contractual management fee of 1.00% fell at the top of the fourth quartile and was above the Morningstar Peer Group average of 0.78%, which fell in the third quartile.  The Trustees observed that the Fund’s total expense ratio of 1.00% for Institutional Shares fell within the second quartile, and was below the Morningstar Peer Group average of 1.09%, which fell within the third quartile.  The Trustees also observed that the Fund’s total expense ratio of 1.25% for Retail Shares fell between the third and fourth quartiles.  The Trustees also compared the fees paid by the Fund to the fees paid by Spyglass’ separately-managed accounts, noting Spyglass’ discussion of additional services provided to the Fund that are not provided to separately-managed accounts due to the Fund’s additional regulatory and operational requirements.  The Board considered that pursuant to a contractual operating expense limitation agreement between Spyglass and the Fund, Spyglass has agreed to waive its management fees and/or reimburse Fund expenses to ensure that total annual fund operating expenses (excluding any front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation (collectively, “Excludable Expenses”)) do not exceed 1.00% of the Fund’s average daily net assets, through at least January 1, 2021, unless terminated sooner by, or with the consent of, the Board.

The Trustees concluded that the Fund’s expenses and the management fees paid to Spyglass were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees concluded that Spyglass’ level of profitability from its relationship with the Fund was reasonable.

4. EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size.  The Trustees concluded that the current fee structure was reasonable, particularly in light of operating expense limitation agreement pursuant to which Spyglass pays all of the Fund’s ordinary expenses other than the advisory fee, and reflects a sharing of economies of scale between Spyglass and the Fund at the Fund’s current asset level.

Spyglass Growth Fund

APPROVAL OF THE SPYGLASS GROWTH FUND
INVESTMENT ADVISORY AGREEMENT (Continued)

5. BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Spyglass from its association with the Fund.  The Trustees concluded that the benefits Spyglass may receive, such as soft dollar research, appear to be reasonable and may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending November 30, 2020 as being in the best interests of the Fund and its shareholders.

Spyglass Growth Fund

NOTICE OF PRIVACY POLICY AND PRACTICES

Protecting the privacy of Fund shareholders is important to us.  The following is a description of the practices and policies through which we protect the privacy and security of your non-public personal information.

What Information We Collect

We collect and maintain information about you so that we can open and maintain your account in the Fund and provide various services to you.  We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.
The types of non-public personal information we collect and share can include:

•	social security number;
•	account balances;
•	account transactions;
•	transaction history;
•	wire transfer instructions; and
•	checking account information.
What Information We Disclose

We do not disclose any non-public personal information about shareholders or former shareholders of the Fund without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

If you have any questions or concerns regarding this notice or our Privacy Policy, please contact us at 1-888-878-5680.

(This Page Intentionally Left Blank.)

Investment Advisor
Spyglass Capital Management, LLC
One Letterman Drive
Building C, Suite 3600
San Francisco, CA 94129

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
1-888-878-5680

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2019	FYE 12/31/2018
Audit Fees	$12,000	$10,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$3,000
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2018
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*                 /s/ Douglas J. Neilson
Douglas J. Neilson, President/
     Principal Executive Officer

Date     March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                 /s/ Douglas J. Neilson
Douglas J. Neilson, President/
     Principal Executive Officer

Date     March 9, 2020

By (Signature and Title)*                 /s/ Matthew J. McVoy
Matthew J. McVoy, Treasurer/
     Principal Financial Officer

Date     March 9, 2020

* Print the name and title of each signing officer under his or her signature.